UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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Cars.com Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on May 14, 2020  Meeting Information  CARS.COM INC.  Meeting Type: Annual Meeting  For holders as of: March 16, 2020  Date: May 14, 2020 Time: 9:00 A.M.  Location:  Latham & Watkins LLP  330 N. Wabash Avenue, Suite 2800  Chicago, Illinois 60611  You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  CARS.COM INC.  300 S. RIVERSIDE PLAZA, SUITE 1000  CHICAGO, ILLINOIS 60606  D00555-P33443  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT 10K WRAP  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on  the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge  for requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box  marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery.  How To Vote  D00556-P33443  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to,  the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting  materials for any special requirements for meeting attendance. At the meeting, you will need to request a  ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the  instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy  card.

The Board of Directors recommends you vote  "FOR" each of the ten (10) Director Nominees  listed in Proposal 1: 1. Election of Directors   Nominees:   01) Jerri DeVard   02) Scott Forbes   03) Jill Greenthal   04) Thomas Hale   05) Michael Kelly   06) Donald A. McGovern Jr.   07) Greg Revelle   08) Bala Subramanian   09) T. Alex Vetter   10) Bryan Wiener  The Board of Directors recommends you vote "FOR" Proposals 2 and 3:  2. Ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent certified  public accountants for fiscal year 2020.  3. Non-binding advisory resolution approving the compensation of the Named Executive Officers.  NOTE: In their discretion, the proxy holders are authorized to vote upon such other business, if any, as may properly come before the  meeting or any adjournment thereof.  D00557-P33443